UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 9, 2021

McGRATH RENTCORP

(Exact name of registrant as specified in its Charter)

California

(State or other jurisdiction of incorporation)

0-13292                                                94-2579843

(Commission File Number)                             (I.R.S. Employee Identification No.)

5700 Las Positas Road, Livermore, CA  94551-7800

(Address of principal executive offices)

(925) 606-9200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MGRC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 9, 2021, McGrath RentCorp (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were voted on by the Company’s shareholders and the voting results are set forth below. The proposals are described in detail in the proxy statement for the Annual Meeting that the Company filed with the Securities and Exchange Commission on April 27, 2021.

Proposal 1. Election of Directors.

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Kimberly A. Box	20,429,019	108,887	752,457
Smita Conjeevaram	20,436,230	101,676	752,457
William J. Dawson	20,272,927	264,979	752,457
Elizabeth A. Fetter	20,413,380	124,526	752,457
Joseph F. Hanna	20,411,806	126,100	752,457
Bradley M. Shuster	19,437,610	1,100,296	752,457
M. Richard Smith	20,375,018	162,888	752,457
Dennis P. Stradford	20,357,220	180,686	752,457

Proposal 2. To ratify the appointment of Grant Thornton LLP as the independent auditors for the Company for the year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
21,180,617	81,089	28,657	None

Proposal 3. To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
20,082,789	403,371	51,746	752,457

Item 8.01     Other Events.

In conjunction with Annual Meeting and as previously disclosed, Ronald Zech retired from the Board of Directors and did not then stand for re-election to the Board on June 9, 2021.  In connection with such retirement, the Compensation Committee of the Board of Directors accelerated 1,500 restricted stock units previously granted to Mr. Zech that were scheduled to vest in April 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McGRATH RENTCORP

Dated:  June 14, 2021

By: /s/  Melodie Craft

Melodie Craft

Vice President, Legal Affairs and Risk Management and Secretary

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